Exhibit 99.1

Lantronix Reports Fiscal First Quarter 2026 Financial Results

•	First Quarter 2026 Net Revenue of $29.8 Million
•	First Quarter 2026 GAAP EPS of ($0.04)
•	First Quarter 2026 Non-GAAP EPS of $0.04
•	Grew Drone OEM Engagements to 17 in Q1, Underscoring Demand in the UAS Market

IRVINE, Calif., Nov. 5, 2025 – Lantronix Inc. (NASDAQ: LTRX), a global leader in compute and connectivity IoT solutions powering Edge AI applications, today reported results for the fiscal first quarter ended Sept. 30, 2025.

Management Commentary

“Fiscal 2026 is off to a strong start, with revenue and earnings per share both at the high end of our guidance ranges,” said Saleel Awsare, president and CEO of Lantronix. “Our results reflect margin expansion, disciplined cost management and growing contributions from our high-growth platforms. In drones, we secured new design wins and expanded OEM engagements, which are supported by record defense funding and regulatory momentum that drive long-term opportunities in the UAS market.”

“We also advanced our asset monitoring strategy with the launch of Kompress.ai and expanded adoption of EdgeFabric.ai for visual orchestration at the edge. Combined with steady performance in our core network infrastructure business, these initiatives highlight the strength of our diversified model and the progress we are making in executing our long-term strategy to deliver profitable growth and shareholder value,” Awsare added.

Q1 FY2026 Financial Results

•	Net Revenue: $29.8 million

•	GAAP EPS: ($0.04)

•	Non-GAAP EPS: $0.04

Q1 FY2026 and Recent Business Highlights

•	Increased the number of OEM engagements from 10 in Q4 to 17 at the end of Q1, underscoring growing demand for Lantronix’s solutions and strengthening momentum in the Unmanned Aircraft Systems (UAS) market.

•	Integrated Gremsy and Teledyne FLIR technologies into Lantronix’s Edge AI drone solution, improving flight endurance, imaging performance and operational efficiency for autonomous and surveillance applications.

•	Partnered with Sightline Intelligence to integrate Lantronix’s NDAA/TAA-compliant Edge AI technology into its new, high-performing video processing solution for defense and commercial drone applications.

•	Launched EdgeFabric.ai™ Visual Orchestration platform to accelerate Edge AI deployment, enabling seamless integration, management and scaling of visual AI workloads across cameras, industrial monitors and intelligent devices from cloud to edge.

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•	Introduced Kompress.ai by Lantronix, an AI-powered optimization platform leveraging Vodafone IoT connectivity to enhance performance and energy efficiency in high-compute industrial environments.

•	Expanded Power-over-Ethernet (PoE) portfolio with new PoE++ injectors and media converters for low-voltage network applications, providing reliable power and connectivity for enterprise, industrial and smart city networks.

•	Delivered enhanced Out-of-Band Management solutions to power next-generation GPU-as-a-Service (GPUaaS) infrastructure, ensuring secure, resilient and remote management for AI and data center workloads.

•	Received multiple industry awards recognizing innovation and execution in Edge AI and IoT:

o	Product of the Year Award for advanced solutions in drone development

o	IoT Evolution Asset Tracking Award for excellence in IoT-enabled asset tracking

o	Industry Recognition for powering the world’s largest DC-powered warehouse, demonstrating leadership in large-scale industrial deployments

Q2 FY2026 Financial Outlook

•	Revenue: $28 million to $32 million, or $30 million at the midpoint

•	Non-GAAP EPS: $0.02 to $0.04, or $0.03 at the midpoint

Conference Call and Webcast

Management will host an investor conference call and audio webcast today (Wednesday, Nov. 5, 2025) at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time) to discuss its results for the fiscal first quarter of 2026 and financial outlook. To access the live conference call, investors should dial 1-844-802-2442 (U.S.) or 1-412-317-5135 (international) and indicate they are participating in the Lantronix fiscal 2026 first-quarter call.

Investors can access a conference call replay starting at approximately 5:00 p.m. Pacific Time on Nov. 5, 2025, on the Lantronix website. A telephonic replay will also be available through Nov. 13, 2025, by dialing 1-877-344-7529 (US) or 1-412-317-0088 (international) or Canada Toll-Free 855-669-9658 and entering passcode 1779264.

About Lantronix

Lantronix Inc. (Nasdaq: LTRX) is a global leader in Edge AI and Industrial IoT solutions, delivering intelligent computing, secure connectivity and remote management for mission-critical applications. Serving high-growth markets, including smart cities, enterprise IT and commercial and defense unmanned systems, Lantronix enables customers to optimize operations and accelerate digital transformation. Its comprehensive portfolio of hardware, software and services powers applications from secure video surveillance and intelligent utility infrastructure to resilient out-of-band network management. By bringing intelligence to the network edge, Lantronix helps organizations achieve efficiency, security and a competitive edge in today’s AI-driven world.

For more information, visit the Lantronix website.

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Discussion of Non-GAAP Financial Measures

Lantronix believes that the presentation of non-GAAP financial information, when presented in conjunction with the corresponding GAAP measures, provides important supplemental information to management and investors regarding financial and business trends relating to the company’s financial condition and results of operations. Management uses the aforementioned non-GAAP measures to monitor and evaluate ongoing operating results and trends to gain an understanding of our comparative operating performance. The non-GAAP financial measures disclosed by the company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations of the non-GAAP financial measures to the financial measures calculated in accordance with GAAP should be carefully evaluated. The non-GAAP financial measures used by the company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Non-GAAP net loss consists of net loss excluding (i) share-based compensation and the employer portion of withholding taxes on stock grants, (ii) depreciation and amortization, (iii) interest income (expense), (iv) other income (expense), (v) income tax provision (benefit), (vi) restructuring, severance and related charges, (vii) acquisition related costs, (viii) impairment of long-lived assets, (ix) amortization of purchased intangibles, (x) amortization of manufacturing profit in acquired inventory, (xi) fair value remeasurement of earnout consideration, and (xii) loss on extinguishment of debt.

Non-GAAP EPS is calculated by dividing non-GAAP net income by non-GAAP weighted-average shares outstanding (diluted). For purposes of calculating non-GAAP EPS, the calculation of GAAP weighted-average shares outstanding (diluted) is adjusted to exclude share-based compensation, which, for GAAP purposes, is treated as proceeds assumed to be used to repurchase shares under the GAAP treasury stock method.

Guidance on earnings per share growth is provided only on a non-GAAP basis due to the inherent difficulty of forecasting the timing or amount of certain items that have been excluded from the forward-looking non-GAAP measures, and a reconciliation to the comparable GAAP guidance has not been provided because certain factors that are materially significant to Lantronix’s ability to estimate the excluded items are not accessible or estimable on a forward-looking basis without unreasonable effort.

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Forward-Looking Statements

This news release contains forward-looking statements, including statements concerning our revenue and earnings expectations for the first fiscal quarter of 2026, our positioning for sustainable, profitable growth and to capture multi-year, high-margin opportunities as a result of the strategic transformation executed during fiscal 2025, and our expectations regarding the short- and long-term benefits of our recent design wins and strategic hires. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. We have based our forward-looking statements on our current expectations and projections about trends affecting our business and industry, and other future events. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. Forward-looking statements are subject to substantial risks and uncertainties that could cause our results or experiences, or future business, financial condition, results of operations or performance, to differ materially from our historical results or those expressed or implied in any forward-looking statement contained in this news release. Other factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from our expectations include, but are not limited to: the effects of negative or worsening regional and worldwide economic conditions or market instability on our business, including effects on purchasing decisions by our customers; our ability to mitigate any disruption in our and our suppliers’ and vendors’ supply chains due to changes in U.S. trade policy, including recently increased or future tariffs, a pandemic or similar outbreak, wars and recent conflicts in Europe, Asia and the Middle East, hostilities in the Red Sea, or other causes; our ability to successfully convert our backlog and current demand; the impact of a pandemic or similar outbreak on our business, employees, customers, supply and distribution chains and the global economy; our ability to successfully implement our acquisition strategy or integrate acquired companies; uncertainty as to the future profitability of acquired businesses, and delays in the realization of, or the failure to realize, any accretion from acquisition transactions; acquiring, managing and integrating new operations, businesses or assets, and the associated diversion of management attention or other related costs or difficulties; our ability to continue to generate revenue from products sold into mature markets; our ability to develop, market, and sell new products; our ability to succeed with our new software offerings; our use of AI may result in reputational, competitive or financial harm and liability; fluctuations in our revenue due to the project-based timing of orders from certain customers; unpredictable timing of our revenues due to the lengthy sales cycle for our products and services and potential delays in customer completion of projects; our ability to accurately forecast future demand for our products; delays in qualifying revisions of existing products; constraints or delays in the supply of, or quality control issues with, certain materials or components; difficulties associated with the delivery, quality or cost of our products from our contract manufacturers or suppliers; risks related to the outsourcing of manufacturing and international operations; difficulties associated with our distributors or resellers; intense competition in our industry and resultant downward price pressure; rises in inventory levels and inventory obsolescence; undetected software or hardware errors or defects in our products; cybersecurity risks; our ability to obtain appropriate industry certifications or approvals from governmental regulatory bodies; changes in applicable U.S. and foreign government laws, regulations, and tariffs; our ability to protect patents and other proprietary rights and avoid infringement of others’ proprietary technology rights; issues relating to the stability of our financial and banking institutions and relationships; the level of our indebtedness, our ability to service our indebtedness and the restrictions in our debt agreements; the impact of rising interest rates; our ability to attract and retain qualified management; and any additional factors included in our Report on Form 10-K for the fiscal year ended June 30, 2025, filed with the Securities and Exchange Commission (the “SEC”) on August 29, 2025, including in the section entitled “Risk Factors” in Item 1A of Part I of that report; and in our other public filings with the SEC. In addition, actual results may differ as a result of additional risks and uncertainties of which we are currently unaware or which we do not currently view as material to our business. For these reasons, investors are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements we make speak only as of the date on which they are made. We expressly disclaim any intent or obligation to update any forward-looking statements after the date hereof to conform such statements to actual results or to changes in our opinions or expectations, except as required by applicable law or the rules of the Nasdaq Stock Market LLC. If we do update or correct any forward-looking statements, investors should not conclude that we will make additional updates or corrections.

©2025 Lantronix, Inc. All rights reserved. Lantronix is a registered trademark. Other trademarks and trade names are those of their respective owners.

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Lantronix Analyst and Investor Contact:

investors@lantronix.com

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LANTRONIX, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	September 30,	June 30,
	2025	2025
Assets
Current assets:
Cash and cash equivalents	$22,191	$20,098
Accounts receivable, net	21,925	25,092
Inventories, net	26,755	26,371
Contract manufacturers' receivable	452	3,071
Prepaid expenses and other current assets	3,101	2,761
Total current assets	74,424	77,393
Property and equipment, net	2,107	2,456
Goodwill	31,089	31,089
Intangible assets, net	3,141	3,738
Lease right-of-use assets	8,114	8,422
Other assets	693	624
Total assets	$119,568	$123,722

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$9,634	$13,259
Accrued payroll and related expenses	3,830	3,471
Current portion of long-term debt, net	–	3,070
Other current liabilities	11,259	10,622
Total current liabilities	24,723	30,422
Long-term debt, net	10,662	8,684
Other non-current liabilities	9,733	10,238
Total liabilities	45,118	49,344

Commitments and contingencies

Stockholders' equity:
Common stock	4	4
Additional paid-in capital	309,870	308,397
Accumulated deficit	(235,795)	(234,394)
Accumulated other comprehensive income	371	371
Total stockholders' equity	74,450	74,378
Total liabilities and stockholders' equity	$119,568	$123,722

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LANTRONIX, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended
	September 30,	June 30,	September 30,
	2025	2025	2024

Net revenue	$29,794	$28,839	$34,423
Cost of revenue	16,448	17,302	19,948
Gross profit	13,346	11,537	14,475
Operating expenses:
Selling, general and administrative	9,542	9,009	9,496
Research and development	4,598	4,194	4,956
Restructuring, severance and related charges	93	861	900
Acquisition-related costs	43	34	–
Amortization of intangible assets	597	573	1,251
Total operating expenses	14,873	14,671	16,603
Loss from operations	(1,527)	(3,134)	(2,128)
Interest expense, net	(15)	(107)	(119)
Other income (loss), net	183	(52)	(37)
Loss before income taxes	(1,359)	(3,293)	(2,284)
Provision (benefit) for income taxes	42	(662)	218
Net loss	$(1,401)	$(2,631)	$(2,502)
Net loss per share - basic and diluted	$(0.04)	$(0.07)	$(0.07)
Weighted-average common shares - basic and diluted	39,188	38,975	38,024

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LANTRONIX, INC.

UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS

(In thousands, except per share data)

	Three Months Ended
	September 30,	June 30,	September 30,
	2025	2025	2024

GAAP net loss	$(1,401)	$(2,631)	$(2,502)
Non-GAAP adjustments:
Cost of revenue:
Share-based compensation	35	40	64
Employer portion of withholding taxes on stock grants	2	1	5
Amortization of manufacturing profit in acquired inventory	18	44	–
Depreciation and amortization	106	97	123
Total adjustments to cost of revenue	161	182	192
Selling, general and administrative:
Share-based compensation	1,454	1,095	1,126
Employer portion of withholding taxes on stock grants	27	14	78
Depreciation and amortization	290	316	351
Total adjustments to selling, general and administrative	1,771	1,425	1,555
Research and development:
Share-based compensation	284	367	410
Employer portion of withholding taxes on stock grants	6	2	19
Depreciation and amortization	50	53	69
Total adjustments to research and development	340	422	498
Restructuring, severance and related charges	93	861	900
Acquisition related costs	43	34	29
Fair value remeasurement of earnout consideration	–	–	–
Amortization of purchased intangible assets	597	573	1,251
Litigation settlement cost	–	–	40
Total non-GAAP adjustments to operating expenses	2,844	3,315	4,273
Interest expense, net	15	107	119
Other (income) expense, net	(183)	52	37
Provision (benefit) for income taxes	42	(662)	218
Total non-GAAP adjustments	2,879	2,994	4,839
Non-GAAP net income	$1,478	$363	$2,337

Non-GAAP net income per share - diluted	$0.04	$0.01	$0.06

Denominator for GAAP net income per share - diluted	39,188	38,975	38,024
Non-GAAP adjustment	2,214	108	1,257
Denominator for non-GAAP net income per share - diluted	41,402	39,083	39,281

GAAP cost of revenue	$16,448	$17,302	$19,948
Non-GAAP adjustments to cost of revenue	(161)	(182)	(192)
Non-GAAP cost of revenue	16,287	17,120	19,756
Non-GAAP gross profit	$13,507	$11,719	$14,667
Non-GAAP gross margin	45.3%	40.6%	42.6%

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LANTRONIX, INC.

UNAUDITED NET REVENUES BY PRODUCT LINE AND REGION

(In thousands)

	Three Months Ended
	September 30, 2025	June 30, 2025	September 30, 2024
Embedded IoT Solutions	$11,467	$10,219	$13,387
IoT System Solutions	16,459	16,654	18,759
Software & Services	1,868	1,966	2,277
	$29,794	$28,839	$34,423

	Three Months Ended
	September 30, 2025	June 30, 2025	September 30, 2024
Americas	$20,651	$19,823	$17,420
EMEA	5,087	5,330	10,484
Asia Pacific Japan	4,056	3,686	6,519
	$29,794	$28,839	$34,423

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